POWER OF ATTORNEY

    We, the undersigned Officers and Trustees of Putnam Tax Exempt Income Fund, hereby severally constitute and appoint George Putnam, Charles E. Porter, Gordon H. Silver, Edward A. Benjamin, Timothy W. Diggins and John W. Gerstmayr, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statement on Form N-14 of Putnam Tax Exempt Income Fund and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

    WITNESS our hands and common seal on the date set forth below.

Signature                    Title                         Date

/s/ George Putnam
---------------------        Principal Executive      January 10, 1996
George Putnam        Officer; President
                     and Chairman of the
                     Trustees

/s/ John D. Hughes
---------------------        Principal Financial      January 10, 1996
John D. Hughes               Officer; Treasurer

/s/ Paul G. Bucuvalas
---------------------   Principal Accounting
Paul G. Bucuvalas    Officer; Assistant         January 10, 1996
                     Treasurer

/s/ Jameson A. Baxter
---------------------   Trustee                 January 10, 1996
Jameson A. Baxter

/s/ Hans H. Estin
---------------------   Trustee                 January 10, 1996
Hans H. Estin

/s/ John A. Hill
---------------------   Trustee                 January 10, 1996
John A. Hill




/s/ Elizabeth T. Kennan
---------------------   Trustee                 January 10, 1996
Elizabeth T. Kennan

/s/ Lawrence J. Lasser
---------------------   Trustee                 January 10, 1996
Lawrence J. Lasser

/s/ Robert E. Patterson
---------------------   Trustee                 January 10, 1996
Robert E. Patterson

/s/ Donald S. Perkins
---------------------   Trustee                 January 10, 1996
Donald S. Perkins

/s/ William F. Pounds
---------------------   Trustee                 January 10, 1996
William F. Pounds

/s/ George Putnam, III
---------------------   Trustee                 January 10, 1996
George Putnam, III

/s/ Eli Shapiro
---------------------
Eli Shapiro          Trustee           January 10, 1996

/s/ A.J.C. Smith
---------------------   Trustee                 January 10, 1996
A.J.C. Smith

/s/ W. Nicholas Thorndike
---------------------   Trustee                 January 10, 1996
W. Nicholas Thorndike